EXHIBIT 3.1


DEAN HELLER
SECRETARY OF STATE
204 NORTH CARSON STREET, SUITE 1
CARSON CITY, NEVADA 89701-4299
(775) 684-5708
WEBSITE: secretaryofstate.biz


    ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
          PAGE 1

Important: Read attached instructions before completing form.

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

               (Pursuant to Nevada Revised Statutes Chapter 92A)
                            (excluding 92A.200(4b))
                              SUBMIT IN DUPLICATE


1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.

     YARRAMAN WINERY, INC.
     ___________________________________________________________________________

     Name of merging entity

     NEVADA                               CORPORATION
     ___________________________________________________________________________
     Jurisdiction                         Entity type*

     Name of merging entity

     ___________________________________________________________________________
     Jurisdiction                         Entity type*

     Name of merging entity

     ___________________________________________________________________________
     Jurisdiction                         Entity type*

     Name of merging entity

     ___________________________________________________________________________
     Jurisdiction                         Entity type*

     and,

     DAZZLING INVESTMENTS, INC.
     ___________________________________________________________________________
     Name of surviving entity

     NEVADA                               CORPORATION
     ___________________________________________________________________________
     Jurisdiction                         Entity type*

*Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES. SEE ATTACHED FEE SCHEDULE.

                                                       Nevada Secretary of State

DEAN HELLER
SECRETARY OF STATE
204 NORTH CARSON STREET, SUITE 1
CARSON CITY, NEVADA 89701-4299
(775) 684-5708
WEBSITE: secretaryofstate.biz


    ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
          PAGE 2

Important: Read attached instructions before completing form.

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

          Attn:  GLORIA ECK

          c/o:   SAVOY FINANCIAL GROUP, INC.
                 6767 W. TROPICANA AVE.
                 SUITE 207
                 LAS VEGAS, NEVADA 89103

3)   (Choose one)

     [ ] The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

     [X] The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).

4) Owner's approval (NRS 92A.200) (options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

     (a) Owners' approval was not required from

         Dazzling Investments, Inc.
         _______________________________________________________________________
         Name of merging entity, if applicable

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES. SEE ATTACHED FEE SCHEDULE.

                                                       Nevada Secretary of State

DEAN HELLER
SECRETARY OF STATE
204 NORTH CARSON STREET, SUITE 1
CARSON CITY, NEVADA 89701-4299
(775) 684-5708
WEBSITE: secretaryofstate.biz


    ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
          PAGE 3

Important: Read attached instructions before completing form.

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


     (b) The plan was approved by the required consent of the owners of*:

         Yarraman Winery, Inc. - (sole shareholder of said entity is Dazzling Investment, Inc.)
         _______________________________________________________________________
         Name of merging entity, if applicable

         _______________________________________________________________________
         Name of merging entity, if applicable

         _______________________________________________________________________
         Name of merging entity, if applicable

         _______________________________________________________________________
         Name of merging entity, if applicable

         and, or;

         _______________________________________________________________________
         Name of surviving entity, if applicable



*Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES. SEE ATTACHED FEE SCHEDULE.

                                                       Nevada Secretary of State

DEAN HELLER
SECRETARY OF STATE
204 NORTH CARSON STREET, SUITE 1
CARSON CITY, NEVADA 89701-4299
(775) 684-5708
WEBSITE: secretaryofstate.biz


    ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
          PAGE 4

Important: Read attached instructions before completing form.

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


     (c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

         The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

         _______________________________________________________________________
         Name of merging entity, if applicable

         _______________________________________________________________________
         Name of merging entity, if applicable

         _______________________________________________________________________
         Name of merging entity, if applicable

         _______________________________________________________________________
         Name of merging entity, if applicable

         and, or;

         _______________________________________________________________________
         Name of surviving entity, if applicable

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES. SEE ATTACHED FEE SCHEDULE.

                                                       Nevada Secretary of State

DEAN HELLER
SECRETARY OF STATE
204 NORTH CARSON STREET, SUITE 1
CARSON CITY, NEVADA 89701-4299
(775) 684-5708
WEBSITE: secretaryofstate.biz


    ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
          PAGE 5

Important: Read attached instructions before completing form.

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:


     ARTICLE I. NAME: THE NAME OF THE CORPORATION IS:

     YARRAMAN WINERY, INC.

6)   Location of Plan of Merger (check a or b):

     [X]  (a) The entire plan of merger is attached;

     or

     [ ] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7)   Effective date (optional)**: ______________________________________________

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the eonstituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES. SEE ATTACHED FEE SCHEDULE.

                                                       Nevada Secretary of State

DEAN HELLER
SECRETARY OF STATE
204 NORTH CARSON STREET, SUITE 1
CARSON CITY, NEVADA 89701-4299
(775) 684-5708
WEBSITE: secretaryofstate.biz


    ARTICLES OF MERGER
(PURSUANT TO NRS 92A.200)
          PAGE 6

Important: Read attached instructions before completing form.

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

     (if there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.):

     Name of merging entity

     YARRAMAN WINERY, INC.

     /s/ GLORIA ECK                       President             December 6, 2005
     ___________________________________________________________________________
           Signature                         Title                    Date



     Name of surviving entity

     DAZZLING INVESTMENTS, INC. (TO BE
     RENAMED YARRAMAN WINERY, INC.)

     /s/ GLORIA ECK                       President             December 6, 2005
     ___________________________________________________________________________
           Signature                         Title                    Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

                          AGREEMENT AND PLAN OF MERGER



                                     between



                           DAZZLING INVESTMENTS, INC.



                                       and

                              YARRAMAN WINERY, INC.







                          Dated as of December 6, 2005

                          AGREEMENT AND PLAN OF MERGER


         AGREEMENT AND PLAN OF MERGER, dated as of December 6, 2005, between Dazzling Investments, Inc., a Nevada corporation ("Parent"), and Yarraman Winery, Inc., a Nevada corporation and a direct wholly-owned subsidiary of Parent ("Yarraman"). Parent and Yarraman are hereinafter collectively referred to as the "Constituent Corporations."

                                   WITNESSETH:

         WHEREAS, the board of directors of Parent has determined that it is advisable and in the best interests of the respective companies and shareholders to enter into a business combination by means of the merger of Yarraman with and into Parent (the "Merger") and has approved and adopted this Agreement and Plan of Merger (the "Agreement");

         NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:


         1. MERGER AND EFFECTIVE TIME. Effective upon the filing of the articles of merger (the "Articles of Merger"), entered into concurrently herewith, with the Secretary of State of the State of Nevada (the "Effective Time"), Yarraman shall be merged with and into Parent (the "Merger") and Parent shall be the surviving corporation of the Merger (the "Surviving Corporation").

         2. EFFECT OF MERGER. At the Effective Time, the Constituent Corporations shall merge into the Surviving Corporation and the separate existence of the Constituent Corporations shall cease. The effect of the Merger shall be as provided in the Nevada Revised Statutes. Without limiting the generality of the foregoing, all rights, powers, privileges, obligations and duties of Yarraman shall become the rights, powers, privileges, obligations and duties of the Surviving Corporation.

         3. NAME OF SURVIVING CORPORATION. The name of the Surviving Corporation shall be "Yarraman Winery, Inc."

         4. GOVERNING DOCUMENTS. The Articles of Incorporation of Parent, as amended to the extent provided in the Articles of Merger, and the Bylaws of Parent, as in effect at the Effective Time, shall continue in full force and effect as the Articles of Incorporation and Bylaws of the Surviving Corporation until sooner terminated or changed as permitted by the provisions of Nevada Revised Statutes, as amended.

         5. DIRECTORS AND OFFICERS. At the Effective Time, the directors and the officers of the Surviving Corporation shall be the incumbent directors and officers of Parent, all of whom shall hold their directorships and officers until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the Articles of Incorporation or Bylaws of the Surviving Corporation.

         6. CONVERSION OF SECURITIES AND CONSIDERATION. At the Effective Time, by virtue of the Merger and in consideration therefor, and without any action on the part of the Constituent Corporations or any stockholder thereof, (i) each share of Yarraman Common Stock shall be cancelled, and (ii) each share of Parent's Common Stock shall remain unchanged in the hands of the holder thereof as an outstanding share of the Surviving Corporation.

         7. REPRESENTATIONS OF PARENT. Parent represents and warrants to Advanced that as of the date of this Agreement and as of the Effective Time (a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, (b) it has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and Plan of Merger and to execute the Articles of Merger and to perform its obligations hereunder, (c) this Agreement has been duly executed and delivered by Parent, and has been authorized by all necessary corporate action, and constitutes the legal, valid and binding obligations of Parent, enforceable in accordance with its terms, and (d) the execution, delivery and performance of this Agreement does not conflict with any provision of the Articles of Incorporation or Bylaws of Parent.

         8. REPRESENTATIONS OF YARRAMAN. Yarraman represents and warrants to Parent that as of the date of this Agreement and as of the Effective Time (a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, (b) it has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and to perform its obligations hereunder, (c) this Agreement has been duly executed and delivered by Yarraman, and has been authorized by all necessary corporate action, and constitutes the legal, valid and binding obligations of Yarraman, enforceable in accordance with its terms, and (d) the execution, delivery and performance of this Agreement does not conflict with any provision of the Articles of Incorporation or Bylaws of Advanced.

         9. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every kind and nature among them.

         10. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other provisions of this Agreement shall nevertheless remain in full force and effect.

         11. TERMINATION AND ABANDONMENT. Prior to the Effective Time, this Agreement may be terminated and the Merger abandoned by the Board of Directors of Parent.

         12. AMENDMENT. Prior to the Effective Time, this Agreement may be amended, modified or supplemented by the Board of Directors of Parent.

         13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to principles of conflicts of law.

         14. HEADINGS. The underlined headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

         15. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.




                                DAZZLING INVESTMENTS, INC.



                                By: /s/ GLORIA ECK
                                    _____________________________
                                        Name:  Gloria Eck
                                        Title:  President



                                By: /s/ AMY HADLEY
                                    __________________________
                                        Name: Amy Hadley
                                        Title: Secretary


                                YARRAMAN WINERY, INC.



                                By: /s/ GLORIA ECK
                                    _____________________________
                                        Name:  Gloria Eck
                                        Title:  President



                                By: /s/ AMY HADLEY
                                    __________________________
                                        Name: Amy Hadley
                                        Title: Secretary